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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 15, 1998

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                             AREMISSOFT CORPORATION
                       [formerly Juno Acquisitions, Inc.]
             (Exact name of registrant as specified in its charter)




              NEVADA                      33-81666               13-3690905
   -------------------------        ------------------         --------------
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)



                     60 BISHOPSGATE LONDON EC2N 4AJ ENGLAND
                    (Address of principal executive offices)


     Registrant's telephone number, including area code: 011-44-171-309-1555

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

        Effective May 15, 1998, Ernst & Young, chartered accountants, was engaged as the Company's independent auditors to audit the consolidated financial statements for the year ended December 31, 1997. Accordingly, the engagement of Pannell Kerr Forster, chartered accountants, was discontinued. The decision to change independent auditors was approved by the Company's Board of Directors.

        In the period from January 1, 1995 through December 31, 1997, Pannell Kerr Forster issued no audit report which was qualified or modified as to uncertainty, audit scope or accounting principles, or which contained adverse opinions or disclaimers of opinion on any of the Company's financial statements and there were no disagreements with Pannell Kerr Forster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        Prior to May 15, 1998 the Company had not consulted with Ernst & Young on items which involved the Company's accounting principles, the application of accounting principles to a specified transaction, or the form of audit opinion to be rendered on the Company's financial statements.


EXHIBITS

(1) Letter dated June 30, 1998 from Pannell Kerr Forster, Chartered Accountants.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: June 30, 1998                         AREMISSOFT CORPORATION
                                            [FORMERLY JUNO ACQUISITIONS, INC.]


                                            /s/ L.K. KYPRIANOU
                                            -------------------------------
                                            Dr. Lycourgos K. Kyprianou
                                            Chief Executive Officer


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EXHIBIT INDEX
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Exhibit
  No.              Description
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
  1            Letter dated June 30, 1998 from Pannell Kerr Forster,
               Chartered Accountants.
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